UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2025

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2025, the Board of Directors (the “Board”) of Wetouch Technology Inc. (the “Company”) appointed Ms. Yunna Liu as a member of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee of the Board, including as Chairperson of the Audit Committee, which became effective on November 1, 2025. The Board has determined that Ms. Liu is an “audit committee financial expert” as defined by the rules and regulations of the SEC. Ms. Liu’s appointment to the Board was made upon the recommendation of the Board’s Nominating and Corporate Governance Committee.

Descriptions of Yunna Liu’s background and experience are as follows:

Ms. Yunna Liu, age 45, has more than twenty years of professional experience in auditing, accounting, and financial management. From November 2024 to October 2025, Ms. Liu served as Manager of the Financial Review and Consolidation Department at Hongkong Succeed Capital limited, where she was responsible for pre-IPO financial due diligence and consolidation reporting for China-based companies seeking U.S. listings. Since December 2024, she has also served as an independent director and Chairperson of the Audit Committee of Anhui Zhengxiaowan Catering Co., Ltd. From March 2018 to October 2024, Ms. Liu was an Audit Manager at Sichuan Anbixin Certified Public Accountants Co., Ltd. Ms. Liu holds a bachelor’s degree in Finance from Southwestern University of Finance and Economics. She is a non-practicing member of the Chinese Institute of Certified Public Accountants (CPA) and holds an Intermediate Accounting Professional Title.

There are no compensation arrangements, plans, or agreements entered into between the Company and the newly appointed Board members of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.31	Form of Director Offer Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: November 3, 2025	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive Officer (Principal Executive Officer)

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